FELLOW SHAREHOLDERS:                                           December 15, 1995

Unlike France in the 1790's, which Charles Dickens described in the Tale of Two Cities as the "best of times and the worst of times," the late 1990's for the American financial markets are purely the best of times. While all periods provide some room for concern, the current period is more promising than almost any other in recent history.


HOW WE ARRIVED AT THIS POINT
The stock market and the bond market have both done exceptionally well this year. This year's performance results from the one-two combination punch to the jaw of growth stocks which commenced with the Presidential election in 1992. After twelve years of Republican stewardship, the market and business community began to see a very unclear economic picture emerge. The first punch landed with the appointment of the President's new cabinet whose agenda was to create new taxes on the "rich" and to socialize the health care industry (which represents 15% of the Gross Domestic Product). Growth stocks, which rely on a reasonable visibility of the future, began to lose relative valuation. What seemed like a value market at the time was in reality a reluctance on the part of investors to face an uncertain future. An exceedingly lenient monetary policy, which touched off a boom in consumer spending in the fourth quarter of 1993, added to this confusion. This brought about the second punch to the jaw that growth stocks received. In February of 1994, the Federal Reserve began to tighten interest rates in a series of six consecutive steps. Once again, this clouded the economic future and created a compression of growth stock multiples.

At this point, fear of the new administration's policies was replaced by fear of the Federal Reserve. The market declined and growth stocks collapsed on a relative basis. The collective body of market and economic forecasters who are colloquially known as "pundits" all unanimously agreed that inflation would soar and the stock market would collapse.

Why were they so wrong? First, inflation fears were driven by soaring prices of industrial commodities. However, commodity based raw materials represent only 15% of the total cost of manufacturing. Much more important is the cost of labor, which did not rise rapidly. Inflation was subdued throughout 1994. Secondly, the forecaster's assumption of a stock market collapse was predicated on the view that the market abhors increases in short-term rates. Indeed, the crash of 1987 was preceded and perhaps caused by an increase in short-term rates. Thirdly, there was a generally accepted view that the market was overpriced. Although this view was widely expressed on television, it was never the case. By way of comparison, in the period prior to the crash of 1987, the earnings yield of the market was only half the yield of the 30-year U.S. Government Bond. This was below the normal range of 50% to 90%. Throughout 1994, the earnings yield of the stock market typically sold at about 75% of the U.S. Government Bond yield. Moreover, the bond market itself was undervalued, discounting a level of inflation which never materialized. Based on forward looking price earnings ratios, the market was, if anything, undervalued.


CURRENT MARKET AND ECONOMY
As 1995 dawned, the key questions facing the markets concerned the need for future tightening of interest rates by the Federal Reserve, the possible onset of inflation and the excessive strength of the economy, all of which are naturally interrelated. Now we are well into the fourth quarter and the concern of the market is not whether the economy is growing too fast, but whether it is growing too slowly.

As early as last year, we forecasted that the economy would slow and that there would be a "soft landing". This has been a correct forecast, although it may now be obsolete. All four components of consumer spending, which constitute 69% of the Gross Domestic Product: housing, autos, consumer durables and apparel, have slowed significantly but should bounce back due to the drop in interest rates and a reduction in inventory levels. There is evidence, therefore, that we are no longer looking at a "soft landing," but rather a "touch and go landing."

It would be overly optimistic to say that all is well with the economy. Consumer confidence, while better in some surveys, is not robust. While leading indicators are up slightly, many components of retail sales are still pointing down. Whether the Federal Reserve will continue to lower rates is an open question especially in light of the current Federal budget negotiations. While these negotiations may well drag into 1996, it would be disappointing for those who are expecting a cut in rates in the near term.

The bond market continues to believe that interest rates are too high. The dramatic flattening of the yield curve and the fact that the Government pays less interest to borrow for 10 years than banks do overnight provides ample evidence. The price of gold, an excellent proxy for inflation, remains at a relatively low historic level (approximately $390 an ounce). We believe that the economy will soon begin to react to the drop in interest rates that we have experienced to date. As a result, we expect the economy to keep advancing at a slow rate and avoid a recession in 1996.

As for the stock market, we feel it still remains undervalued. We use three measures to determine the appropriate valuation for the market. The first is simply to multiply our best estimate of Dow earnings for 1995 by the average multiple of the last ten years which is 16. The result is an expected target of the Dow of 5600. The second method relates the market to short-term interest rates. Our own proprietary model multiplies the bottom-up forecast for the Dow earnings by the reciprocal of the 90-day commercial paper rate adjusted for some smoothing techniques. This model states that the Dow would be correctly valued at 6200. The third technique involves the relationship between the industrial S&P indexes estimated earnings and the 30 year bond yield. Using the average relationship between these two variables for the period 1988 through 1994, suggests that the market could appreciate 33% next year. The Dow equivalent of this would be 6300. While none of these forecasts may be realized, it is interesting that they all agree that the market will appreciate significantly next year using only average relationships.


ALGER FUND PORTFOLIO REVIEWS

ALGER GROWTH PORTFOLIO

The Alger Growth Portfolio recorded excellent results for the period ended October 31, 1995, with a gain of 37.8% relative to the S&P 500 Index return of 26.4%. The Portfolio is well represented in three industries which are full of fast growing, profitable and well run companies. The Healthcare, Computer Related & Business Equipment and Semiconductors industries represent 21.1%, 16.5% and 10.7%, respectively, of the Portfolio's composition. The Portfolio held 20 companies for the entire period, purchased 44 new companies and eliminated 38 companies. Intel Corporation, Cisco Systems, Inc. and Bay Networks Inc. were held for the entire year and each realized increases in excess of 100%.


ALGER SMALL CAPITALIZATION PORTFOLIO
For the year ended October 31, 1995, the Alger Small Capitalization Portfolio returned 46.2% significantly outperforming the Wilshire Small Company Growth Index which returned 25.2% and the Russell 2000 Growth Index which returned 20.6% over the same period. During this one year period, we purchased 64 new stocks, eliminated 54 and held 36 for the entire year. Of those stocks held for the entire year, 21 posted gains in excess of 50%. Three stocks, Alliance Semiconductor Corp., Altera Corporation and PhyCor performed particularly well over the period each posting gains of 200% or more. At present, we still own these companies as their products are innovative, in high demand by an expanding marketplace and have earnings that continue to grow at very high rates.


ALGER BALANCED PORTFOLIO
The Alger Balanced Portfolio enjoyed a return of 27.6% for the twelve month period ended October 31, 1995, while maintaining an approximately equal allocation of common stocks and bonds. The relative benchmark indexes returned 26.4% for the S&P 500 Index and 16.2% for the Lehman Government / Corporate Bond Index. Our conservative bond portfolio coupled with a moderately aggressive stock portfolio provided the Alger Balanced Portfolio with excellent results.


ALGER MIDCAP GROWTH PORTFOLIO
The Alger MidCap Growth Portfolio continues to provide its investors with strong, solid performance, returning 48.3% for the one year period ended October 31, 1995. Over the same period, the benchmark S&P MidCap 400 Index returned 21.2%. We added 39 new stocks, eliminated 25 and held 23 for the twelve month period. Altera Corporation, Bay Networks Inc. and Glenayre Technologies Inc. are three companies which the Portfolio held for the entire period and, in part, contributed to its success. Possibly the most exciting and yet to be recognized sectors of the equities market, midcap stocks have many of the upside characteristics of small cap stocks without the attendant volatility attributable to a lack of liquidity.

ALGER CAPITAL APPRECIATION PORTFOLIO
At the time of this writing, the Alger Capital Appreciation Portfolio is one of the nation's top performing mutual funds based on year-to-date 1995 total return. Our newest mutual fund portfolio, the Capital Appreciation Portfolio employs an "all cap" (small, medium and large capitalizations) portfolio management strategy which has been implemented at Fred Alger Management for over 31 years. In addition, the Portfolio may employ a management technique known as leveraging, that is borrowing money for investment purposes, in order to increase the Portfolio's holdings and, therefore, its exposure to the stock market. Over the year ended October 31, 1995, the Alger Capital Appreciation Portfolio returned 67.6% relative to the S&P 500 Index which returned 26.4%. An actively managed portfolio, the Alger Capital Appreciation Portfolio purchased 65 companies, sold 55 companies and held 21 for the entire year ended October 31, 1995. Similar to the Alger Growth Portfolio, the representative industry groups at year end included Computer Related & Business Equipment 20.7%, Semiconductors 18.8%, and Healthcare 16.0%.


ALGER MONEY MARKET PORTFOLIO
For the seven day period ended October 31, 1995, the Alger Money Market Portfolio yielded 5.74% on a compounded annualized basis and 5.58% on a simple annualized basis. The Portfolio continues to provide its shareholders with a safe, steady return on their money.


LOOKING AHEAD
Despite the rally year-to-date, growth stocks generally remain undervalued relative to the market. Technology stocks still represent excellent investments. While they have moved up a great deal, so have their earnings. Consequently, their price/earnings multiples have not greatly increased. An example of this is one of our favorite holdings, Altera Corporation, which has appreciated approximately 150% year-to-date . However, we expect Altera's earnings to be up 135% this year. Consequently, Altera is not trading at a substantially higher multiple of 1995 earnings compared to its 1994 earnings at this point last year.

In 1991, I wrote a book entitled Raging Bull: How to Invest in the Growth Stocks of the 90's. In the last chapter I predicted that the Dow Jones Industrial Average would reach 6,000 by the millennium and perhaps sooner based on seven basic factors:

1. End of the Cold War, leading to increased American self confidence.

2. An average high level of employment, due mainly to demographics.

3. Modest inflation.

4. Normal real rates of interest.

5. Rapidly expanding exports.

6. The eventual elimination of the deficit.

7. Rapid technological change.

Generally, I think we are still on target (even the deficit point is being debated) and I am extremely excited about the prospects for the market and especially growth stocks during the next 5 years.

                           Respectfully submitted,

                           /s/ David D. Alger
                           David D. Alger
                           President

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Alger Growth Portfolio:
                      Portfolio Highlights..............................................   5
                      Schedule of Investments...........................................   6-7
                      Financial Highlights..............................................   8
Alger Small Capitalization Portfolio:
                      Portfolio Highlights..............................................   9
                      Schedule of Investments...........................................   10-11
                      Financial Highlights..............................................   12
Alger Balanced Portfolio:
                      Portfolio Highlights..............................................   13
                      Schedule of Investments...........................................   14-15
                      Financial Highlights..............................................   16
Alger MidCap Growth Portfolio:
                      Portfolio Highlights..............................................   17
                      Schedule of Investments...........................................   18-19
                      Financial Highlights..............................................   20
Alger Capital Appreciation Portfolio:
                      Portfolio Highlights..............................................   21
                      Schedule of Investments...........................................   22-23
                      Financial Highlights..............................................   24
Alger Money Market Portfolio:
                      Schedule of Investments...........................................   25
                      Financial Highlights..............................................   26
Statements of Assets and Liabilities....................................................   27
Statements of Operations................................................................   28
Statement of Cash Flows (Alger Capital Appreciation Portfolio)..........................   29
Statements of Changes in Net Assets.....................................................   30
Notes to Financial Statements...........................................................   31-34
Report of Independent Public Accountants................................................   35

                                                                             -5-
--------------------------------------------------------------------------------
   ALGER GROWTH PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

   The Alger Growth Portfolio invests in companies which generally have broader product lines, markets, financial resources and depth of management than smaller, newer companies.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 11, 1986
--------------------------------------------------------------------------------

The following information was used to plot graph which appears on  page 5.

 Alger Growth          S&P 500
   11-11-86        10000   10000
   31-10-87        9700    10537
   31-10-88        10450   12097
   31-10-89        13270   15290
   31-10-90        12740   14145
   31-10-91        18574   18883
   31-10-92        20369   20767
   31-10-93        26311   23871
   31-10-94        27383   24794
   31-10-95        37728   31350


   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Growth Portfolio and the S&P 500 on November 11, 1986, the inception date of the Alger Growth Portfolio. The figures for both the Alger Growth Portfolio and the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------

                                                         AVERAGE ANNUAL RETURN
                                                                 SINCE INCEPTION
                                         1 YEAR        5 YEARS      11/11/86
                                     -------------------------------------------

      ALGER GROWTH PORTFOLIO             37.78%         24.25%       15.95%

        ASSUMING REDEMPTION AT THE
        END OF EACH PERIOD               32.78%         24.08%       15.95%

      S&P 500                            26.44%         17.25%       13.58%
                                     -------------------------------------------

   THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                             -6-
THE ALGER FUND
ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--90.3%              SHARES      VALUE
                                  ------      -----
AIRLINES--1.3%
Delta Air Lines Inc.............. 30,000 $  1,968,750
                                         ------------
BUILDING &
  CONSTRUCTION--.4%
Pulte Corp....................... 19,100      604,037
                                         ------------

COMMUNICATIONS--5.8%
ADC Telecommunications, Inc.*.... 16,600      664,000
DSC Communications Corporation*.. 67,900    2,512,300
Glenayre Technologies Inc.*...... 20,000    1,285,000
Tellabs, Inc.*................... 76,000    2,584,000
U.S. Robotics Corp.*............. 20,000    1,850,000
                                         ------------
                                            8,895,300
                                         ------------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--16.5%
Altera Corporation*.............. 63,400    3,835,700
Bay Networks Inc.*............... 61,000    4,041,250
Cisco Systems, Inc.*............. 37,800    2,929,500
Dell Computer Corporation*....... 34,000    1,585,250
Hewlett-Packard Company.......... 34,000    3,149,250
Read-Rite Corporation*........... 38,700    1,349,662
Seagate Technology*.............. 67,000    2,998,250
3 Com Corp.*..................... 40,000    1,880,000
Xilinx, Inc.*.................... 80,000    3,680,000
                                         ------------
                                           25,448,862
                                         ------------
COMPUTER SOFTWARE--2.1%
Informix Corporation*............ 50,000    1,456,250
Learning Company (The)*.......... 30,000    1,770,000
                                         ------------
                                            3,226,250
                                         ------------
COMPUTER TECHNOLOGY--1.3%
AVX Corporation*................. 25,000      778,125
Silicon Graphics, Inc.*.......... 38,000    1,263,500
                                         ------------
                                            2,041,625
                                         ------------
DEFENSE--5.1%
Lockheed Martin Corp............. 38,789    2,642,500
Loral Corporation................ 79,000    2,340,375
McDonnell Douglas Corporation.... 35,500    2,902,125
                                         ------------
                                            7,885,000
                                         ------------
FINANCIAL SERVICES--6.4%
First Data Corporation........... 63,112    4,173,297
Merrill Lynch & Co., Inc......... 65,000    3,607,500
Schwab (Charles) Corporation
  (The)                           90,600    2,072,475
                                         ------------
                                            9,853,272
                                         ------------
FREIGHT--1.9%
Federal Express Corp.*........... 35,200    2,890,800
                                         ------------

HEALTHCARE--21.1%
Apria Healthcare Group Inc.*..... 33,600      726,600
Biochem Pharma Inc.*............. 75,000    2,868,750
Boston Scientific Corporation*... 30,000    1,263,750
Cardinal Health, Inc............. 52,400    2,692,050
Columbia/HCA Healthcare
  Corporation.................... 70,000    3,438,750
Genzyme Corp.--General Division*. 17,500    1,019,375
Healthsource, Inc.*.............. 75,300    3,990,900
IMNET Systems, Inc.*............. 35,000      888,125
Lilly (Eli) Co................... 34,000    3,285,250
Medtronic, Inc................... 29,400    1,697,850
Merck & Co., Inc................. 40,000    2,300,000
Nellcor Puritan Bennett Inc.*.... 11,300      649,750
Oxford Health Plans, Inc.*....... 19,700    1,541,525
SmithKline Beecham PLC ADS....... 75,800    3,932,125
Summit Technology Inc.*.......... 36,100    1,606,450
United Healthcare Corporation.... 14,000      743,750
                                         ------------
                                           32,645,000
                                         ------------
LEISURE &
  ENTERTAINMENT--2.8%
Disney (Walt) Productions........ 25,000    1,440,625
Mirage Resorts, Incorporated*.... 38,000    1,244,500
Viacom Inc. Cl. B.*.............. 33,000    1,650,000
                                         ------------
                                            4,335,125
                                         ------------
RESTAURANTS &
  LODGING--4.2%
Cracker Barrel Old Country
  Stores, Inc.................... 51,000      867,000
La Quinta Inns, Inc.............. 65,000    1,673,750
Lone Star Steakhouse &
  Saloon, Inc.*                  103,100    3,982,237
                                         ------------
                                            6,522,987
                                         ------------
RETAILING--4.7%
OfficeMax, Inc.*.................157,700    3,903,075
Tandy Corporation................ 38,700    1,910,813
Viking Office Products, Inc.*.... 34,000    1,513,000
                                         ------------
                                            7,326,888
                                         ------------
SEMICONDUCTORS--10.7%
Cirrus Logic, Inc.*.............. 35,000    1,474,375
Intel Corporation................ 23,800    1,663,025
LSI Logic Corporation*........... 72,000    3,393,000
Linear Technology Corporation.... 40,000    1,750,000
Maxim Integrated Products, Inc.*. 45,000    3,363,750
MEMC Electronic Materials, Inc.*. 25,000      800,000
Micron Technology, Inc........... 36,000    2,542,500
Texas Instruments, Incorporated.. 22,000    1,501,500
                                         ------------
                                           16,488,150
                                         ------------

                                                                             -7-
THE ALGER FUND
ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1995

COMMON STOCKS--(CONT.)            SHARES      VALUE
                                  ------      -----
SEMICONDUCTORS CAPITAL
  EQUIPMENT--2.8%
Applied Materials, Inc.*......... 49,600 $  2,486,200
Teradyne, Inc.*.................. 54,500    1,818,938
                                         ------------
                                            4,305,138
                                         ------------
MISCELLANEOUS--3.2%
Loewen Group Inc................. 47,100    1,886,237
Service Corporation International 76,300    3,061,538
                                         ------------
                                            4,947,775
                                         ------------
Total Common Stocks
  (Cost $110,075,444)............         139,384,959
                                         ------------
Warrants
MANUFACTURING
Windmere Corp. Warrants,
  expire 1/19/98 (Cost $61)......     81            0
                                         ------------

                               PRINCIPAL
SHORT-TERM CORPORATE             AMOUNT       VALUE
  Notes--9.3%                  ---------     ------
Allied Signal Inc.,
  5.75%, 11/10/95 (a).........$7,300,000  $ 7,289,506
AT&T Corp.,
  5.73%, 11/14/95............. 4,400,000    4,390,896
International Lease Finance Corp.,
  5.72%, 11/01/95.............   400,000      400,000
Merrill Lynch & Co., Inc.,
  5.73%, 11/07/95.............   600,000      599,427
Spiegel Funding Corp.,
  5.80%, 11/06/95.............   700,000      699,436
Washington Square Mortgage Co,
  5.78%, 11/03/95.............   900,000      899,711
                                         ------------
Total Short-Term Corporate Notes
  (Cost $14,278,976).............          14,278,976
                                         ------------
Total Investments
  (Cost $124,354,481)(b).........  99.6%  153,663,935

Other Assets in Excess of
  Liabilities                        .4       619,770
                                  -----   -----------
Net Assets....................... 100.0% $154,283,705
                                  =====  ============


*Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $124,354,481, amounted to $29,309,454, which consisted of aggregate gross unrealized appreciation of $31,956,544, and aggregate gross unrealized depreciation of $2,647,090.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER GROWTH PORTFOLIO
Financial Highlights
For a share outstanding throughout the period (i)

                                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------
                                                    1995         1994         1993         1992        1991
                                                    ----         ----         ----         ----        ----
Net asset value, beginning of year...........    $   6.97     $   7.43      $  5.76      $  5.77     $  4.25
                                                 --------     --------      -------      -------     -------
Net investment income (loss).................        (.02)        (.07)(ii)    (.02)        (.06)(ii)   (.02)

Net realized and unrealized gain (loss)
   on investments............................        2.59          .35         1.70          .61        1.86
                                                 --------     --------      -------      -------     -------
Total from investment operations.............        2.57          .28         1.68          .55        1.84

Distributions from net realized gains........        (.16)        (.74)        (.01)        (.56)       (.32)
                                                 --------     --------      -------      -------     -------
Net asset value, end of year.................      $ 9.38      $  6.97     $   7.43       $ 5.76      $ 5.77
                                                 ========     ========      =======      =======     =======
Total Return (iii)...........................       37.8%         4.1%        29.2%         9.7%       45.8%
                                                 ========     ========      =======      =======     =======
Ratios and Supplemental Data:
   Net assets, end of year (000's omitted)...    $154,284     $ 76,390      $37,988      $19,379     $10,213
                                                 ========     ========      =======      =======     =======

  Ratio of expenses to average net assets....       2.09%(iv)    2.20%        2.20%        2.32%       2.70%
                                                 ========     ========      =======      =======     =======
  Ratio of net investment income (loss)
     to average net assets...................      (1.03%)      (1.01%)      (1.16%)      (1.07%)     (1.06%)
                                                 ========     ========      =======      =======     =======
  Portfolio Turnover Rate....................     118.16%      103.86%      108.54%       69.28%      76.06%
                                                 ========     ========      =======      =======     =======

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(ii) Amount was computed based on average shares outstanding during the period.
(iii)Does not reflect contingent deferred sales charge.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 2.07%.

                       See Notes to Financial Statements.

                                                                             -9-
--------------------------------------------------------------------------------
   ALGER SMALL CAPITALIZATION PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

   The Alger Small Capitalization Portfolio invests in small, fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 11, 1986
--------------------------------------------------------------------------------

The following information was used to plot graph which appears on  page 9.

             Wilshire Sm Co Gr Index     S&P 500      Russell 2,000 Growth IndeX
             -----------------------     -------      --------------------------
11-11-86              10000               10000                10000
31-10-87               8595                9000                 8336
31-10-88              10605               10740                10301
31-10-89              12639               17730                12229
31-10-90               8603               16474                 9008
31-10-91              15065               26975                15001
31-10-92              16133               27899                14947
31-10-93              20989               35093                19083
31-10-94              22013               34726                18909
31-10-95              27560               50753                22798

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Capitalization Portfolio, Wilshire Small Company Growth Index and the Russell 2000 Growth Index on November 11, 1986, the inception date of the Alger Small Capitalization Portfolio. The figures for the Alger Small Capitalization Portfolio, Wilshire Small Company Growth Index (an unmanaged index of common stocks) and the Russell 2000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends.

   For the upcoming fiscal year, the Portfolio will use only the Russell 2000 Growth Index (the "Russell 2000") as a comparative index. The Portfolio has elected to change its comparative index because management of the Portfolio believes the size of the companies in the Russell 2000 is more representative of the size of the companies in which the Portfolio invests.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL RETURN
                                                                                      SINCE INCEPTION
                                                        1 YEAR            5 YEARS        11/11/86
                                                      -----------------------------------------------
            ALGER SMALL CAPITALIZATION PORTFOLIO         46.15%           25.24%          19.85%
              ASSUMING REDEMPTION AT THE
              END OF EACH PERIOD                         41.15%           25.07%          19.85%
            WILSHIRE SMALL CO. GROWTH INDEX              25.20%           26.22%          11.96%
            RUSSELL 2000 GROWTH INDEX                    20.57%           20.41%           9.62%
                                                      -----------------------------------------------

   THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--96.0%              SHARES      VALUE
                                  ------      -----
APPAREL--1.4%
Kenneth Cole Productions
  Inc. Cl. A.*.................   52,200  $ 2,133,675
Tommy Hilfiger Corporation*....  117,700    4,487,312
                                          -----------
                                            6,620,987
                                          -----------
COMMUNICATIONS--15.1%
ADC Telecommunications, Inc.*..  140,800    5,632,000
Ascend Communications, Inc.*...  148,400    9,646,000
DSC Communications Corporation*  216,600    8,014,200
DSP Communications, Inc.*......   80,000    2,900,000
Glenayre Technologies Inc.*....  264,750   17,010,186
Network Equipment
  Technologies, Inc.*..........  170,400    5,559,300
Tekelec Inc.*..................   41,800      606,100
Tellabs, Inc.*.................  236,300    8,034,200
U.S. Robotics Corp.*...........  136,000   12,580,000
                                          -----------
                                           69,981,986
                                          -----------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--10.2%
Altera Corporation*............  246,000   14,883,000
Avid Technology, Inc.*.........   20,000      875,000
Bay Networks Inc.*.............  230,400   15,264,000
Creative Technology Ltd.*......  129,000    1,499,624
ESS Technology, Inc.*..........  100,000    3,000,000
Gateway 2000, Inc.*............   25,000      834,375
Komag, Incorporated*...........  102,300    5,831,100
Read-Rite Corporation*.........  138,300    4,823,214
Xilinx, Inc.*..................    7,500      345,000
                                          -----------
                                           47,355,313
                                          -----------
COMPUTER SOFTWARE--8.7%
Activision Inc.*...............   71,000    1,189,250
Broderbund Software, Inc.*.....   20,000    1,387,500
Computron Software, Inc.*......   25,000      425,000
Electronics For Imaging Inc.*..  140,000   11,515,000
Enterprise Systems Inc.*.......   25,000      584,375
EPIC Design Technology, Inc.*..   23,000    1,058,000
Informix Corporation*..........  345,000   10,048,125
INSO Corp*.....................   40,000    1,430,000
S3 Incorporated*...............  300,000    5,137,500
Softkey International Inc.*....  149,000    4,693,500
Symantec Corp.*................   40,000      972,520
Wonderware Corporation*........   54,600    1,733,550
                                          -----------
                                           40,174,320
                                          -----------
COMPUTER
  TECHNOLOGY--3.5%
Adaptec, Inc.*.................   96,100    4,276,450
ADFlex Solutions, Inc.*........   62,500    1,656,250
C.P. Clare Corporation*........  156,900    4,059,790
Integrated Silicon Systems, Inc.* 72,000    2,115,000
Pinnacle Systems, Inc.*........  130,000    4,078,750
                                          -----------
                                           16,186,240
                                          -----------
CONSUMER PRODUCTS--1.3%
Oakley, Inc.*..................  177,000    6,106,500
                                          -----------
FINANCIAL SERVICES--3.6%
Advanta Corp. Class B..........   96,100    3,435,575
Oxford Resources Corp. Cl. A.*.  100,000    2,625,000
Schwab (Charles)
  Corporation (The)              456,100   10,433,290
                                          -----------
                                           16,493,865
                                          -----------
HEALTHCARE--12.7%
Apria Healthcare Group Inc.*...   43,800      947,175
Biochem Pharma Inc.*...........  315,000   12,048,750
CellPro Incorporated*..........   28,000      325,500
CompDent Corp.*................   40,000    1,245,000
Genzyme Corp.--General Division*  60,000    3,495,000
HBO & Company..................   67,500    4,775,625
Health Management
  Associates, Inc.*              118,950    2,557,423
Healthsource, Inc.*............  143,800    7,621,400
Hologic, Inc.*.................   25,000      650,000
I-Stat Corp.*..................   30,000      930,000
IDEXX Laboratories Inc.*.......   30,000    1,222,500
Liposome Company Inc.*.........  235,000    3,613,125
Metra Biosystems, Inc.*........  105,000    1,942,500
Omnicare, Inc..................  111,800    4,052,750
PhyCor Inc.*...................   64,125    2,356,593
Sepracor Inc.*.................   50,000      843,750
Summit Technology Inc.*........   95,900    4,267,550
Sybron International Corp.*....   64,900    2,758,250
Target Therapeutics, Inc.*.....   40,000    3,100,000
                                          -----------
                                           58,752,891
                                          -----------

POLLUTION CONTROL--2.5%
United Waste Systems, Inc.*....  159,000    6,280,500
USA Waste Services, Inc.*......  255,100    5,357,100
                                          -----------
                                           11,637,600
                                          -----------
RESTAURANTS &
  LODGING--4.7%
Apple South, Inc...............   29,500      604,750
DF&R Restaurants, Inc.*........    5,000      152,500
Landry's Seafood
  Restaurants, Inc.*             263,400    3,555,900
Lone Star Steakhouse &
  Saloon, Inc.*                  303,400   11,718,824
O'Charley's Inc.*..............  120,500    1,385,750
Outback Steakhouse, Inc.*......  141,500    4,439,564
                                          -----------
                                           21,857,288
                                          -----------

                                                                            -11-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1995

COMMON STOCKS--(CONT.)            SHARES      VALUE
                                  ------      -----
RETAILING--5.6%
CompUSA Inc.*..................   62,900  $ 2,405,925
Fabri-Centers Of America Inc.
  Cl. A.*......................  104,600    1,555,925
Fabri-Centers Of America Inc.
  Cl B.*.......................   83,500      970,688
Gucci Group NV*................  133,000    3,990,000
Guest Supply Inc.*.............  136,500    2,576,436
OfficeMax, Inc.*...............  262,500    6,496,875
Viking Office Products, Inc.*..  179,200    7,974,400
                                          -----------
                                           25,970,249
                                          -----------
SEMICONDUCTORS--19.3%
Alliance Semiconductor Corp.*..  256,875    7,898,904
Cirrus Logic, Inc.*............  255,000   10,741,875
Integrated Device
  Technology, Inc.*              327,000    6,213,000
Intel Corporation..............   40,000    2,795,000
LSI Logic Corporation*.........  193,000    9,095,125
LTX Corporation*...............  212,000    2,623,500
Linear Technology Corporation..  315,000   13,781,250
Maxim Integrated
  Products, Inc.*                234,600   17,536,350
Micrel, Incorporated*..........    9,000      204,750
Micro Linear Corporation*......  218,400    3,357,900
Microchip Technology
  Incorporated*                  326,500   12,958,131
TriQuint Semiconductor, Inc.*..  100,000    2,275,000
                                          -----------
                                           89,480,785
                                          -----------
SEMICONDUCTORS
  CAPITAL EQUIPMENT--6.5%
AG Associates, Inc.*...........   75,000    1,659,375
ASM Lithography Holdings *.....   12,500      620,310
Electroglas, Inc.*.............   12,500      878,125
FSI International, Inc.*.......   92,000    2,185,000
GaSonics International Corp.*..  178,000    5,874,000
Lam Research Corporation*......   84,500    5,143,937
Opal, Inc.*....................   48,000      726,000
PRI Automation, Inc.*..........   81,600    3,019,200
Semitool, Inc..................  132,950    2,160,438
Silicon Valley Group, Inc.*....   94,000    3,043,250
Tencor Instruments*............  118,600    5,055,325
Ultratech Stepper, Inc.*.......    5,000      200,000
                                          -----------
                                           30,564,960
                                          -----------
MISCELLANEOUS--.9%
Loewen Group Inc...............  100,000    4,004,750
                                          -----------
Total Common Stocks
  (Cost $287,758,762)..........           445,187,734
                                          -----------


SHORT-TERM                      PRINCIPAL
  CORPORATE NOTES--3.5%           AMOUNT
                                ---------
AT&T Corp.,
  5.73%, 11/14/95............. $6,500,000   6,486,550
International Lease Finance Corp.,
  5.72%, 11/01/95.............  1,400,000   1,400,000
Merrill Lynch & Co., Inc.,
  5.73%, 11/07/95.............  1,300,000   1,298,759
Spiegel Funding Corp.,
  5.80%, 11/06/95.............  7,100,000   7,094,281
                                          -----------

Total Short-Term Corporate Notes
  (Cost $16,279,590)...........            16,279,590
                                          -----------
Total Investments
  (Cost $304,038,352)(a).......    99.5%  461,467,324

Other Assets in Excess
  of Liabilities...............      .5     2,250,428
                                  -----   -----------

Net Assets.....................   100.0% $463,717,752
                                  =====  ============
*Non-income producing security.
(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $304,038,352, amounted to $157,428,972, which consisted of aggregate gross unrealized appreciation of $162,412,994 and aggregate gross unrealized depreciation of $4,984,022.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
Financial Highlights
For a share outstanding throughout the period (i)


                                                                   YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------------
                                                   1995         1994         1993         1992        1991
                                                   ----         ----         ----         ----        ----

Net asset value, beginning of year...........      $ 7.62     $   8.65    $    6.88    $    6.97     $  4.33
                                                 --------     --------     --------     --------    --------

Net investment income (loss).................        (.13)        (.09)        (.08)        (.11)(ii)   (.03)

Net realized and unrealized gain (loss)
   on investments............................        3.64         (.02)        1.85          .37        2.76
                                                 --------     --------     --------     --------    --------

Total from investment operations.............        3.51         (.11)        1.77          .26        2.73

Distributions from net realized gains........          --         (.92)          --         (.35)       (.09)
                                                 --------     --------     --------     --------    --------

Net asset value, end of year.................     $ 11.13     $   7.62    $    8.65     $   6.88    $   6.97
                                                 ========     ========    =========     ========    ========

Total Return (iii)...........................       46.2%        (1.1%)       25.8%         3.4%       63.7%
                                                 ========     ========    =========     ========    ========

Ratios and Supplemental Data:
   Net assets, end of year (000's omitted)...    $463,718     $294,890     $300,108     $182,432    $ 61,273
                                                 ========     ========    =========     ========    ========


  Ratio of expenses to average net assets....       2.11%(iv)    2.18%        2.13%        2.17%       2.23%
                                                 ========     ========    =========     ========    ========


  Ratio of net investment income (loss)
     to average net assets...................      (1.75%)      (1.51%)      (1.52%)      (1.64%)     (1.37%)
                                                 ========     ========    =========     ========    ========


  Portfolio Turnover Rate....................      97.37%      131.86%      148.49%      121.00%     171.04%
                                                 ========     ========    =========     ========    ========


  (i)Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
 (ii)Amount was  computed  based on
     average shares outstanding during the period.
(iii)Does not reflect contingent deferred sales charge.
 (iv)Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been the same.

                       See Notes to Financial Statements.

                                                                            -13-
--------------------------------------------------------------------------------
ALGER BALANCED PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
The Alger Balanced Portfolio invests in stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation.

          $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION June 1, 1992

         [The following table represents a graph in the printed piece]

          Balanced   S&P 500   Sh/Leh Bros
01-06-92    10000     10000      10000
31-10-92     9950     10196      10479
31-10-93    11180     11722      11911
31-10-94    10736     12175      11356
31-10-95    13500     15395      13193

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the Alger Balanced Portfolio, the S&P 500 Index, and the Lehman Government/Corporate Bond Index on June 1, 1992, the inception date of the Alger Balanced Portfolio. Figures for the Alger Balanced Portfolio, the S&P 500, an unmanaged index of common stocks, and the Lehman Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, include reinvestment of dividends and/or interest.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL RETURN
                                                             SINCE INCEPTION
                                          1 YEAR                 6/1/92
                                     -------------------------------------------
ALGER BALANCED PORTFOLIO                   27.61%                 9.65%
  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                       22.61%                 9.17%
S&P 500                                    26.44%                13.45%
LEHMAN CORP./GOV'T BOND INDEX              16.16%                 8.44%
                                     -------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                            -14-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--52.1% ...........................          SHARES           VALUE
                                                          ------           -----
AIRLINES--.6%
Delta Air Lines Inc. ...........................             600        $ 39,375
                                                                        --------

APPAREL--.8%
Tommy Hilfiger Corporation* ....................           1,300          49,563
                                                                        --------

COMMUNICATIONS--4.9%
DSC Communications Corporation* ................           1,000          37,000
Glenayre Technologies Inc.* ....................           2,025         130,106
Tellabs, Inc.* .................................           1,800          61,200
U.S. Robotics Corp.* ...........................             800          74,000
                                                                        --------
                                                                         302,306
                                                                        --------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--7.5%
Altera Corporation* ............................           1,600          96,800
Cisco Systems, Inc.* ...........................             900          69,750
Dell Computer Corporation* .....................             800          37,300
Hewlett-Packard Company ........................             800          74,100
Seagate Technology* ............................           2,000          89,500
Xilinx, Inc.* ..................................           2,100          96,600
                                                                        --------
                                                                         464,050
                                                                        --------
COMPUTER SOFTWARE--1.1%
Informix Corporation.* .........................           2,400          69,900
                                                                        --------

COMPUTER TECHNOLOGY--.3%
AVX Corporation* ...............................             500          15,563
                                                                        --------
DEFENSE--2.7%
Lockheed Martin Corp. ..........................             652          44,418
Loral Corporation ..............................           2,000          59,250
McDonnell Douglas Corporation ..................             800          65,400
                                                                        --------
                                                                         169,068
                                                                        --------
FINANCIAL SERVICES--4.0%
First Data Corporation .........................           1,869         123,569
Lehman Brothers Holdings Inc. ..................           1,200          26,100
Merrill Lynch & Co., Inc. ......................           1,200          66,600
Schwab (Charles) Corporation (The) ...............         1,500          34,313
                                                                        --------
                                                                         250,582
                                                                        --------
FREIGHT--1.1%
Federal Express Corp.* ...........................            800         65,700
                                                                        --------

HEALTHCARE--10.3%
Biochem Pharma Inc.* .............................          1,000         38,250
Boston Scientific Corporation* ...................            700         29,488
Cardinal Health, Inc. ............................          1,200         61,650
Columbia/HCA Healthcare
  Corporation ....................................          1,500         73,688
Healthsource, Inc.* ..............................          1,500         79,500
Lilly (Eli) Co. ..................................            800         77,300
Merck & Co., Inc. ................................            900         51,750
Nellcor Puritan Bennett Inc.* ....................            500         28,750
Omnicare, Inc. ...................................            400         14,500
Oxford Health Plans, Inc.* .......................            400         31,300
SmithKline Beecham PLC ADS .......................          1,500         77,813
Summit Technology Inc.* ..........................          1,700         75,650
                                                                        --------
                                                                         639,639
                                                                        --------
LEISURE & ENTERTAINMENT--2.3%
Disney (Walt) Productions ........................            800         46,100
Mirage Resorts, Incorporated* ....................          1,000         32,750
Viacom Inc. Cl B.* ...............................          1,300         65,000
                                                                        --------
                                                                         143,850
                                                                        --------
RESTAURANTS & LODGING--2.8%
La Quinta Inns, Inc. .............................          2,200         56,650
Lone Star Steakhouse & Saloon, Inc.* .............          2,300         88,838
Outback Steakhouse, Inc.* ........................          1,000         31,375
                                                                         -------
                                                                         176,863
                                                                         -------
RETAILING--2.9%
CompUSA Inc.* ....................................          1,000         38,250
OfficeMax, Inc.* .................................          3,750         92,813
Tandy Corporation ................................          1,000         49,375
                                                                         -------
                                                                         180,438
                                                                         -------
SEMICONDUCTORS--6.6%
Intel Corporation ................................            900         62,888
LSI Logic Corporation* ...........................          1,000         47,125
Linear Technology Corporation ....................          1,200         52,500
Maxim Integrated Products, Inc.*  ................          1,300         97,175
Microchip Technology Incorporated* ...............          1,000         39,688
Micron Technology, Inc. ..........................            800         56,500
Texas Instruments, Incorporated ..................            800         54,600
                                                                         -------
                                                                         410,476
                                                                         -------
SEMICONDUCTORS
  CAPITAL EQUIPMENT--1.8%
Applied Materials, Inc.* .........................          1,400         70,175
Teradyne, Inc.* ..................................          1,300         43,388
                                                                         -------
                                                                         113,563
                                                                         -------

                                                                            -15-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--52.1% ...........................          SHARES           VALUE
                                                          ------           -----
MISCELLANEOUS--2.4%
Loewen Group Inc..................................          1,700     $   68,080
Service Corporation International                           2,000         80,250
                                                                      ----------
                                                                         148,330
                                                                      ----------
Total Common Stocks (Cost $2,463,475)                                  3,239,266
                                                                      ----------

                                                          PRINCIPAL
                                                           AMOUNT
                                                         ---------
Corporate Bonds--6.6%
AUTOMOTIVE--1.7%
Ford Motor Credit Corp.,
  7.75%, 11/15/02.................................        $100,000       106,867
                                                                      ----------
BROKERAGE--1.5%
Merrill Lynch & Co., Inc.,
  6.375%, 9/08/06.................................         100,000        95,239
                                                                      ----------
FINANCIAL SERVICES--3.4%
Associates Corp. of North America
  7.50%, 4/15/02..................................         200,000       211,010
                                                                      ----------
Total Corporate Bonds
  (Cost $390,024) ................................                       413,116
                                                                      ----------
U.S. Government and  Agency Obligations--20.3%
U.S. Treasury Notes,
  7.50%, 10/31/99.................................         100,000       106,016
U.S. Treasury Notes,
  6.375%, 1/15/00.................................         100,000       102,094
U.S. Treasury Notes,
  7.50%, 5/15/02..................................         100,000       108,672
U.S. Treasury Notes,
  5.75%, 9/30/97..................................          250,000      250,625
U.S. Treasury Bonds,
  7.625%, 11/15/22................................         100,000       115,297
Federal Home Loan Mortgage Corp.,
  8.20%, 1/16/98..................................         100,000       102,859
Federal Home Loan Mortgage Corp.,
  4.75%, 9/20/00..................................         120,000       116,400
Federal Home Loan Mortgage Corp.,
  6.50%, 6/10/03..................................         150,000       147,891
Federal National Mortgage Assoc.,
  7.39%, 7/15/99..................................         100,000       100,969
Federal National Mortgage Assoc.,
  8.50%, 2/01/05..................................         100,000       108,031
                                                                      ----------
Total U.S. Government
  & Agency Obligations
  (Cost $1,203,007) ..............................                     1,258,854
                                                                      ----------
Short-Term
  Corporate Notes--9.8%
Allied Signal Inc.,
  5.75%, 11/10/95 (a).............................        $250,000       249,641
International Lease Finance Corp.,
  5.72%, 11/01/95.................................         160,000       160,000
Spiegel Funding Corp.,
  5.73%, 11/02/95.................................         200,000       199,968
                                                                      ----------
Total Short-Term Corporate Notes
  (Cost $609,609) .................................                      609,609
                                                                      ----------
Short-Term
  U.S. Government
  Obligations--5.5%

U.S. Treasury Bills,
  5.64%, 11/09/95 .................................        75,000         74,906
  5.29%, 10/17/96..................................       280,000        266,024
                                                                      ----------
Total Short-Term U.S. Government
  Obligations (Cost $340,461) .....................                      340,930
                                                                      ----------
Total Investments
  (Cost $5,006,576)(b) ............................          94.3%     5,861,775
Other Assets in Excess of Liabilities .............           5.7        351,866
                                                       ----------     ----------
Net Assets ........................................         100.0%    $6,213,641
                                                       ==========     ==========

*Non-income  producing  security.
(a) Pursuant to securities and Exchange Commission Rule 144A, these securities may be sold prior to teir maturity only to qualified institutional buyers.
(b) At October 31, 1995, the net unrealzied appreciation on investments, based on cost for federa income tax purposes of $5,006,576, amounted to $855,199, which consisted of aggregate gross unrealized appreciation of $930,445 and aggregate gross unrealized depreciation of $75,246.

                       See Notes to Finanical Statements

                                                                            -16-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                                                              FROM JUNE 1, 1992
                                                                                              (COMMENCEMENT OF
                                                        YEAR ENDED OCTOBER 31,                   OPERATIONS)
                                             -----------------------------------------          TO OCTOBER 31,
                                                1995             1994           1993              1992(III)
                                             --------          --------       --------         ----------------
Net asset value, beginning
   of year...........................         $ 10.65          $  11.18         $  9.95        $  10.00
                                             --------          --------       ---------        --------

Net investment income (loss).........            (.02)(i)          (.05)           (.01)           (.12)

Net realized and unrealized
   gain (loss) on investments........            2.96              (.39)           1.24             .07
                                             --------          --------        --------        --------

Total from investment
   operations........................            2.94              (.44)           1.23            (.05)

Distributions from net realized
   gains.............................            ----              (.09)           ----            ----
                                             --------          --------        --------        --------

Net asset value, end of year.........         $ 13.59          $  10.65        $ 11.18         $   9.95
                                             ========          ========       ========         ========

Total Return (ii)....................           27.6%             (4.0%)         12.4%             (0.5%)
                                             ========          ========       ========         ========

Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted).................         $ 6,214          $  3,073        $ 3,125         $  1,370
                                             ========          ========       ========         ========
  Ratio of expenses to average
     net assets......................           3.34%(iv)         3.18%          3.82%            5.62%
                                             ========          ========       ========         ========
  Decrease reflected in above
     expense ratios due to expense
     reimbursements--Note 3(a)........            .24%             ----           .75%             .75%
                                             ========          ========       ========         ========
  Ratio of net investment income
     (loss) to average net assets....           (.13%)            (.41%)          (.97%)         (3.07%)
                                             ========          ========        ========        ========

Portfolio Turnover Rate..............          84.06%            84.88%         115.17%          17.07%
                                             ========          ========        ========        ========

(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect contingent deferred sales charge.
(iii)Ratios have been annualized; total return has not been annualized.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 3.25%.

                       See Notes to Financial Statements

                                                                            -17-
--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
The Alger MidCap Growth Portfolio invests in mid-sized companies.
--------------------------------------------------------------------------------
          $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION May 24, 1993
--------------------------------------------------------------------------------

          [The following table represents a graph in the printed piece]

          MidCap Growth    S&P 400
24-5-93       10000         10000
31-10-93      12480         10714
31-10-94      13062         10969
31-10-95      19073         13296


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Portfolio and the S&P MidCap 400 Index on May 24, 1993, the inception date of the Alger MidCap Growth Portfolio. Figures for the Alger MidCap Growth Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.

PERFORMANCE COMPARISON THROUGH October 31, 1995
                                                          AVERAGE ANNUAL RETURN
                                                             SINCE INCEPTION
                                             1 YEAR              5/24/93
                                     -------------------------------------------

ALGER MIDCAP GROWTH PORTFOLIO                48.32%               31.11%

  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                         43.32%               30.28%

S&P MIDCAP 400 INDEX                         21.21%               12.38%
                                     -------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                            -18-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--88.7% .............................         SHARES          VALUE
                                                           ------          -----
APPAREL--.9%
Tommy Hilfiger Corporation* ......................         13,000     $  495,625
                                                                      ----------
BUILDING & CONSTRUCTION--.6%
Pulte Corp. ......................................         10,900        344,713
                                                                      ----------
COMMUNICATIONS--8.9%
Ascend Communications, Inc.* .....................         14,000        910,000
DSC Communications Corporation*...................         17,200        636,400
Glenayre Technologies Inc.* ......................         21,150      1,358,888
Tellabs, Inc.* ...................................         24,000        816,000
U.S. Robotics Corp.* .............................         12,000      1,110,000
                                                                      ----------
                                                                       4,831,288
                                                                      ----------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--12.5%
Altera Corporation* ..............................         24,800      1,500,400
Bay Networks Inc.* ...............................         24,000      1,590,000
Dell Computer Corporation* .......................          8,800        410,300
Read-Rite Corporation* ...........................         13,100        456,862
Seagate Technology* ..............................         25,000      1,118,750
3 Com Corp.* .....................................          6,000        282,000
Xilinx, Inc.* ....................................         30,200      1,389,200
                                                                      ----------
                                                                       6,747,512
                                                                      ----------
COMPUTER SOFTWARE--2.5%
Computron Software, Inc.* ........................         15,000        255,000
Informix Corporation* ............................         16,800        489,300
Learning Company (The)* ..........................         10,000        590,000
                                                                      ----------
                                                                       1,334,300
                                                                      ----------
COMPUTER TECHNOLOGY--2.5%
AVX Corporation* .................................          8,000        249,000
Adaptec, Inc.* ...................................         12,000        534,000
Integrated Silicon Systems, Inc.* ................         20,000        587,500
                                                                      ----------
                                                                       1,370,500
                                                                      ----------
CONSUMER PRODUCTS--2.0%
CUC International Inc.* ..........................          9,000        311,625
Oakley, Inc.* ....................................         22,500        776,250
                                                                      ----------
                                                                       1,087,875
                                                                      ----------
FINANCIAL SERVICES--4.3%
Advanta Corp. Class B ............................          7,250        259,188
First Data Corporation ...........................         22,445      1,484,169
Lehman Brothers Holdings Inc. ....................         14,200        308,850
Schwab (Charles) Corporation (The) ...............         10,900        249,338
                                                                      ----------
                                                                       2,301,545
                                                                      ----------
HEALTHCARE--16.6%
Apria Healthcare Group Inc.* .....................         15,300        330,862
Biochem Pharma Inc.* .............................         30,300      1,158,975
Boston Scientific Corporation* ...................         10,000        421,250
Cardinal Health, Inc. ............................         22,000      1,130,250
Genzyme Corp.--General Division*..................         10,000        582,500
Health Management Associates, Inc.* ..............         25,500        548,250
Healthsource, Inc.* ..............................         25,800      1,367,400
MedPartners, Inc.* ...............................         24,000        672,000
Nellcor Puritan Bennett Inc.* ....................          5,600        322,000
Oxford Health Plans, Inc.* .......................         12,900      1,009,425
Summit Technology Inc.* ..........................         27,300      1,214,850
United Healthcare Corporation ....................          3,600        191,250
                                                                      ----------
                                                                       8,949,012
                                                                      ----------
LEISURE & ENTERTAINMENT--.6%
Mirage Resorts, Incorporated* ....................          9,200        301,300
                                                                      ----------
POLLUTION CONTROL--4.3%
United Waste Systems, Inc.* ......................         25,000        987,500
USA Waste Services, Inc.* ........................         65,200      1,369,200
                                                                      ----------
                                                                       2,356,700
                                                                      ----------
RESTAURANTS & LODGING--5.4%
La Quinta Inns, Inc. .............................       35,000          901,250
Lone Star Steakhouse & Saloon, Inc.* .............       37,100        1,432,988
Outback Steakhouse, Inc.* ........................       18,500          580,438
                                                                     -----------
                                                                       2,914,676
                                                                     -----------
RETAILING--8.5%
CompUSA Inc.* ....................................       21,000          803,250
Global DirectMail Corp.* .........................       20,000          545,000
OfficeMax, Inc.* .................................       58,500        1,447,875
Tandy Corporation ................................       19,900          982,562
Viking Office Products, Inc.* ....................       18,200          809,900
                                                                     -----------
                                                                       4,588,587
                                                                     -----------
SEMICONDUCTORS--10.7%
Alliance Semiconductor Corp.* ....................       15,000          461,250
Cirrus Logic, Inc.* ..............................       15,000          631,875
Integrated Device Technology, Inc.* ..............       23,400          444,600
LSI Logic Corporation* ...........................       21,500        1,013,188
Linear Technology Corporation ....................       25,000        1,093,750
Maxim Integrated Products, Inc.*. ................       18,000        1,345,500
Microchip Technology Incorporated* ...............       20,000          793,760
                                                                     -----------
                                                                       5,783,923
                                                                     -----------
SEMICONDUCTORS CAPITAL
  EQUIPMENT--4.2%
ASM Lithography Holdings* ........................       13,000          645,125
Lam Research Corporation* ........................       11,000          669,625
OnTrak Systems, Inc.* ............................       11,000          215,875
Teradyne, Inc.* ..................................       21,700          724,238
                                                                     -----------
                                                                       2,254,863
                                                                     -----------

                                                                            -19-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--(CONT.) ...........................       SHARES            VALUE
                                                         ------            -----
MISCELLANEOUS--4.2%
Loewen Group Inc. ................................       25,000      $ 1,001,188
Service Corporation International ................       31,600        1,267,950
                                                                     -----------
                                                                       2,269,138
                                                                     -----------
Total Common Stocks
  (Cost $ 38,217,155) ............................                    47,931,557
                                                                     -----------
SHORT-TERM                                            PRINCIPAL
CORPORATE NOTES--11.7%                                  AMOUNT             VALUE
                                                      ----------           -----
AT&T Corp.,
  5.73%, 11/14/95.................................   $1,200,000     $  1,197,517
International Lease Finance Corp.,
  5.72%, 11/01/95.................................    1,200,000        1,200,000
Merrill Lynch & Co., Inc.,
  5.73%, 11/07/95 ................................      100,000           99,905
Spiegel Funding Corp.,
  5.73%, 11/02/95.................................    1,300,000        1,299,793
  5.80%, 11/06/95.................................    1,000,000          999,194
State Mutual Life Assurance Co. of America,
  5.73%, 11/03/95.................................    1,400,000        1,399,554
Washington Square Mortgage Co.,
  5.78%, 11/03/95 ................................      100,000           99,968
                                                                    ------------
Total Short-Term Corporate Notes
  (Cost $6,295,931) ..............................                     6,295,931
                                                                    ------------
Total Investments
  (Cost $44,513,086)(a) ..........................        100.4%     54,227,488
Liabilities in Excess of
  Other Assets ...................................          (.4)       (211,008)
                                                    -----------     ------------
Net Assets .......................................       100.0%      $54,016,480
                                                    ===========     ============

*  Non-income producing security.

(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $44,513,086, amounted to $9,714,402, which consisted of aggregate gross unrealized appreciation of $10,781,781 and aggregate gross unrealized depreciation of $1,067,379.

                       See Notes to Financial Statements.

                                                                            -20-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                                           FROM MAY 24, 1993
                                                                            (COMMENCEMENT OF
                                              YEAR ENDED OCTOBER 31,           OPERATIONS)
                                       ----------------------------------     TO OCTOBER 31,
                                               1995           1994              1993(I)
                                              ------         ------        ------------------
Net asset value, beginning
   of year...........................         $12.77         $12.48             $10.00
                                              ------         ------             ------

Net investment income (loss).........           (.08)          (.11)              (.09)

Net realized and unrealized
   gain (loss) on investments........           6.25            .68               2.57
                                              ------         ------             ------

Total from investment
   operations........................           6.17            .57               2.48

Distributions from net realized
   gains.............................           ----           (.28)              ----
                                              ------         ------             ------

Net asset value, end of year.........         $18.94         $12.77             $12.48
                                             =======         ======             ======

Total Return (ii)....................          48.3%           4.7%              24.8%
                                             =======         ======             ======

Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted).................         $54,016       $18,516             $3,836
                                              =======       =======             ======
  Ratio of expenses to average
     net assets......................           2.39%(iii)    3.20%              3.73%
                                              =======       =======             ======
  Decrease reflected in above
     expense ratio due to expense
     reimbursements-Note 3(a)........           ----          .07%                .80%
                                             =======       =======              ======
  Ratio of net investment income
     (loss) to average net assets....         (1.71%)      (2.32%)             (2.86%)
                                             =======       =======              ======

  Portfolio Turnover Rate............        121.60%       127.40%              57.64%
                                             =======       =======              ======

(i)  Ratios have been annualized; total return has not been annualized.
(ii) Does not reflect contingent deferred sales charge.
(iii)Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 2.34%.

                       See Notes to Financial Statements.

                                                                            -21-
--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
The Alger Capital Appreciation Portfolio focuses on companies with promising growth potential and uses some special investment tools such as leveraging and options and futures transactions.
--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 1, 1993
--------------------------------------------------------------------------------

          [The following table represents a graph in the printed piece]

           CAPITAL APPRECIATION   S&P 500
11-1-93            10000           10000
31-10-94           11110           10387
31-10-95           18220           13133

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Portfolio and the S&P 500 on November 1, 1993, the inception date of the Alger Capital Appreciation Portfolio. Figures for the Alger Capital Appreciation Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------
                                                           AVERAGE ANNUAL RETURN
                                                               SINCE INCEPTION
                                          1 YEAR                 11/1/93
                                       -----------------------------------------

ALGER CAPITAL APPRECIATION PORTFOLIO       67.60%                36.46%
  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                       62.60%                34.98%
S&P 500                                    26.44%                14.60%
                                       -----------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                            -22-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

COMMON STOCKS--95.4% .............................         SHARES          VALUE
                                                           ------          -----
APPAREL--.1%
Tommy Hilfiger Corporation* ......................          1,000      $  38,125
                                                                       ---------
COMMUNICATIONS--6.6%
ADC Telecommunications, Inc.* ....................          3,200        128,000
DSC Communications Corporation*...................         14,500        536,500
DSP Communications, Inc.* ........................          3,000        108,750
Glenayre Technologies Inc.* ......................         10,300        661,775
Network Equipment
  Technologies, Inc.* ............................          2,300         75,036
U.S. Robotics Corp.* .............................          7,600        703,000
                                                                       ---------
                                                                       2,213,061
                                                                       ---------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--20.7%
Altera Corporation* ..............................         14,600        883,300
Bay Networks Inc.* ...............................         17,700      1,172,625
Cisco Systems, Inc.* .............................          2,000        155,000
Creative Technology Ltd.* ........................         48,000        558,000
Dell Computer Corporation* .......................          7,000        326,375
Digital Equipment Corporation* ...................         10,000        541,250
ESS Technology, Inc.* ............................         25,000        750,000
Gateway 2000, Inc.* ..............................          5,000        166,875
Komag, Incorporated* .............................         17,500        997,500
Read-Rite Corporation* ...........................         10,000        348,750
Stormedia Inc., Cl. A* ...........................          5,000        230,000
3 Com Corp.* .....................................          2,000         94,000
Xilinx, Inc.* ....................................         16,000        736,000
                                                                       ---------
                                                                       6,959,675
                                                                       ---------
COMPUTER SOFTWARE--9.8%
Activision Inc.* .................................         35,000        586,250
Cooper & Chyan Technology, Inc.*. ................         13,000        183,625
Electronics For Imaging Inc.* ....................          6,000        493,500
Enterprise Systems Inc.* .........................         12,000        280,500
EPIC Design Technology, Inc.* ....................          2,500        115,000
Logic Works Inc. .................................         10,000        152,500
Maxis Inc.* ......................................         19,500        862,875
Microsoft Corporation* ...........................          2,600        260,000
S3 Incorporated* .................................          7,000        119,875
Symantec Corp.* ..................................         10,000        243,130
                                                                       ---------
                                                                       3,297,255
                                                                       ---------
COMPUTER TECHNOLOGY--3.8%
Actel Corporation* ...............................         19,000        223,250
Adaptec, Inc.* ...................................          1,400         62,300
C.P. Clare Corporation* ..........................         28,000        724,500
Pinnacle Systems, Inc.* ..........................          8,000        251,000
                                                                       ---------
                                                                       1,261,050
                                                                       ---------
DEFENSE--.5%
McDonnell Douglas Corporation ....................            500         40,875
Tracor, Inc.* ....................................          7,600        121,600
                                                                       ---------
                                                                         162,475
                                                                       ---------
FINANCIAL SERVICES--1.9%
First Data Corporation ...........................          9,572        632,935
Lehman Brothers Holdings Inc. ....................          1,000         21,750
                                                                      ----------
                                                                         654,685
                                                                      ----------
HEALTHCARE--16.0%
Biochem Pharma Inc.* .............................         30,000      1,147,500
Cardinal Health, Inc. ............................          5,000        256,875
CellPro Incorporated* ............................         25,000        290,625
Genzyme Corp.--General Division* .................          7,000        407,750
HPR Inc.* ........................................          5,000        130,000
Healthsource, Inc.* ..............................          7,800        413,400
Hologic, Inc.* ...................................         17,500        455,000
IDEXX Laboratories Inc.* .........................          5,000        203,750
Lilly (Eli) Co. ..................................          3,800        367,175
Liposome Company Inc.* ...........................         20,000        307,500
Medtronic, Inc. ..................................          2,000        115,500
Nellcor Puritan Bennett Inc.* ....................          3,000        172,500
Summit Technology Inc.* ..........................          7,700        342,650
Target Therapeutics, Inc.* .......................         10,000        775,000
                                                                      ----------
                                                                       5,385,225
                                                                      ----------
POLLUTION CONTROL--1.3%
United Waste Systems, Inc.* ......................         10,000        395,000
USA Waste Services, Inc.* ........................          1,700         35,700
                                                                      ----------
                                                                         430,700
                                                                      ----------
RESTAURANTS & LODGING--2.5%
DF&R Restaurants, Inc.* ..........................          7,400        225,700
Lone Star Steakhouse & Saloon, Inc.* .............         15,300        590,962
Outback Steakhouse, Inc.* ........................          1,100         34,512
                                                                      ----------
                                                                         851,174
                                                                      ----------
RETAILING--2.0%
CompUSA Inc.* ....................................          7,500        286,875
OfficeMax, Inc.* .................................         13,300        329,175
Viking Office Products, Inc.* ....................          1,500         66,750
                                                                      ----------
                                                                         682,800
                                                                      ----------
                                                                            -23-
SEMICONDUCTORS--18.8%
Alliance Semiconductor Corp.* ....................         10,000     $  307,500
Cirrus Logic, Inc.* ..............................         16,000        674,000
Integrated Device Technology, Inc.* ..............         25,600        486,400
Intel Corporation ................................         10,000        698,750
LSI Logic Corporation* ...........................         13,600        640,900
Linear Technology Corporation ....................          2,000         87,500
Maxim Integrated Products, Inc.*. ................         13,500      1,009,125
Micro Linear Corporation* ........................         23,200        356,700
Microchip Technology Incorporated* ...............         27,400      1,087,450
Micron Technology, Inc. ..........................          3,000        211,875
Paradigm Technology, Inc.* .......................          8,500        187,000
Texas Instruments, Incorporated ..................          3,600        245,700
TriQuint Semiconductor, Inc.* ....................         13,900        316,225
                                                                      ----------
                                                                       6,309,125
                                                                      ----------
SEMICONDUCTORS
  CAPITAL EQUIPMENT--9.7%
AG Associates, Inc.* .............................          6,000        132,750
ASM Lithography Holdings* ........................         14,900        739,412
FSI International, Inc.* .........................         10,800        256,500
GaSonics International Corp.* ....................          6,200        204,600
Kulicke and Soffa Industries, Inc.* ..............          6,000        210,000
Lam Research Corporation* ........................          3,200        194,800
OnTrak Systems, Inc.* ............................          7,200        141,300
Opal, Inc.* ......................................         12,000        181,500
Tencor Instruments* ..............................          9,200        392,150
Teradyne, Inc.* ..................................          5,800        193,575
Ultratech Stepper, Inc.* .........................         15,800        632,000
                                                                      ----------
                                                                       3,278,587
                                                                      ----------
MISCELLANEOUS--1.7%
Redhook Ale Brewery, Incorporated* ...............          4,500        132,750
Service Corporation International ................         11,000        441,375
                                                                      ----------
                                                                         574,125
                                                                      ----------
Total Common Stocks
  (Cost $30,960,476) .............................                    32,098,062
                                                                      ----------
WARRANTS--2.2%
SEMI-CONDUCTORS
Intel Corp. Warrants,
  expire 3/14/98 (Cost $720,833).                          20,000        740,000
                                                                      ----------


                                                        Principal
Short-Term                                                Amount          Value
Corporate Notes--4.6%                                  -----------   -----------
AT&T Corp.,
  5.73%, 11/14/95................                        $600,000    $  598,759
International Lease Finance Corp.,
  5.72%, 11/01/95................                         280,000       280,000
Merrill Lynch & Co. Inc.,
  5.73%, 11/07/95................                         180,000       179,828
Spiegel Funding Corp.,
  5.73%, 11/02/95................                         200,000       199,968
Washington Square Mortgage Co.,
  5.78%, 11/03/95...............                          290,000       289,906
                                                                    -----------
Total Short-Term Corporate Notes
  (Cost $1,548,461) .......................                           1,548,461
                                                                    -----------
Total Investments
  (Cost $33,229,770)(a) ...................                102.2%    34,386,523
Liabilities in Excess of
  Other Assets ............................                 (2.2)      (746,972)
                                                           -----     -----------
Net Assets ................................                100.0%    $33,639,551
                                                           =====     ===========
*Non-income producing security.

(a)At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $33,229,770 amounted to $1,156,753, which consisted of aggregate gross unrealized appreciation of $3,066,212 and aggregate gross unrealized depreciation of $1,909,459.

                       See Notes to Financial Statements.

                                                                            -24-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO (i)
Financial Highlights
For a share outstanding throughout the period

                                                       YEAR ENDED OCTOBER 31,
                                                       ---------------------
                                                        1995         1994
                                                     ---------     --------

Net asset value, beginning of year .............     $   11.11     $  10.00
                                                     ---------     --------

Net investment income (loss) ...................         (0.47)(ii)   (0.47)
Net realized and unrealized gain (loss)
 on investments ................................          7.98         1.58
                                                     ---------     --------

      Total from investment operations .........          7.51         1.11
                                                     ---------     --------

Net asset value, end of year ...................     $   18.62     $  11.11
                                                     =========     ========

Total Return (iii) .............................          67.6%        11.1%
                                                     =========     ========

Ratios and Supplemental Data:
      Net assets, end of year (000's omitted) ..     $  33,640     $  2,369
                                                     =========     ========

      Ratio of expenses excluding interest
       to average net assets ...................          3.26%        4.13%
                                                     =========     ========

      Ratio of expenses including interest
       to average net assets ...................          3.54%(iv)    5.53%
                                                     =========     ========

      Decrease reflected in above expense
       ratios due to expense
       reimbursements--Note 3(a) ...............         --           0.85%
                                                     =========     ========

      Ratio of net investment income (loss)
       to average net assets ...................         (3.02%)      (5.12%)
                                                     =========     ========

      Portfolio Turnover Rate ..................        197.65%      231.99%
                                                     =========     ========

      Debt outstanding at end of year ..........          --       $651,000
                                                     =========     ========

      Average amount of debt outstanding
       during the year .........................     $ 293,153     $406,864
                                                     =========     ========

      Average daily number of shares
       outstanding during the year .............       543,270      191,676
                                                     =========     ========

      Average amount of debt per share
       during the year .........................     $    0.54     $   2.12
                                                     =========     ========

(i) Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged AllCap Portfolio.
(ii) Amount was computed based on average shares outstanding during the period.
(iii)Does not reflect contingent deferred sales charge.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 3.43%.

                       See Notes to Financial Statements.

                                                                            -25-
THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1995

SHORT-TERM CORPORATE .....................         PRINCIPAL
  NOTES--93.1% ...........................           AMOUNT             VALUE
                                                  -----------        -----------
AUTOMOBILES--7.6%
American Honda Finance Corp. .............
  5.77%, 11/7/95 .........................        $ 7,700,000        $ 7,692,595
Daimler-Benz
  North America Corp.,
  5.71%, 11/7/95 .........................            200,000            199,810
Ford Motor Credit Corp.,
  5.72%, 11/1/95 .........................          6,200,000          6,200,000
                                                                     -----------

                                                                      14,092,405
                                                                     -----------

AUTOMOTIVE EQUIPMENT
  & SERVICES--4.4%
Bridgestone/Firestone Inc.,
  5.75%, 1/18/96 .........................          8,200,000          8,097,842
                                                                     -----------


BANKS--20.1%
Bank of America,
  5.00%, 6/1/96 ..........................          3,000,000          2,985,097
Banca CRT Financial Corp.,
  5.75%, 11/8/95 .........................          8,100,000          8,090,944
BOT Financial Corp.,
  5.90%, 1/16/96 (a) .....................          8,600,000          8,492,882
Caisse Centrale Desjardins
  Du Quebec,
  5.70%, 11/14/95 ........................          4,000,000          3,991,767
ING Group Bank,
  5.73%, 11/9/95 .........................          6,000,000          5,992,360
Shinhan Bank,
  5.80%, 11/27/95 ........................          8,000,000          7,966,489
                                                                     -----------
                                                                      37,519,539
                                                                     -----------
BROKERAGE--5.2%
Dean Witter, Discover & Co.,
  5.73%, 11/17/95 ........................          7,800,000          7,780,136
Merrill Lynch & Co., Inc. ................
  5.73%, 11/7/95 .........................          1,800,000          1,798,281
                                                                      ----------
                                                                       9,578,417
                                                                      ----------
COMPUTER
  TECHNOLOGY--4.4%
CSC Enterprises,
  5.68-5.77%, 11/21/95-12/11/95 ..........          8,200,000          8,160,671
                                                                      ----------
CONSUMER PRODUCTS--2.8%
Golden Peanut Co.,
  5.68%, 1/5/96 ..........................          5,200,000          5,146,671
                                                                      ----------
ELECTRONICS--4.5%
Hitachi, LTD,
  5.68%, 11/1/95 .........................          8,300,000          8,300,000
                                                                      ----------


FINANCE--19.1%
Dynamic Funding Corp.,
  5.90%, 1/11/96 .........................          4,000,000          3,953,456
Honeywell, Inc.,
  5.75%, 11/1/95 .........................         $7,700,000          7,700,000
Province of Quebec,
  5.70%, 2/1/96 ..........................          7,000,000          6,898,033
Sanwa Business Credit Corp.,
  5.78-5.86%, 1/18/96-1/25/96 ............          9,000,000          8,882,039
SRD Finance Inc.,
  5.85%, 11/21/95 ........................          8,000,000          7,974,000
                                                                      ----------
                                                                      35,407,528
                                                                      ----------
HEALTHCARE--2.7%
Allergan Inc.,
  5.73%, 11/7/95 .........................         5,000,000           4,995,225
                                                  ----------          ----------
IMPORT/EXPORT--1.6%
The Harper Group Inc.,
  5.71%, 11/9/95 .........................         3,000,000           2,996,193
                                                  ----------          ----------
REAL ESTATE--4.6%
Washington Square Mortgage
  Corp.,
  5.78%, 11/3/95-11/9/95 .................        8,500,000            8,492,984
                                                 ----------           ----------
RETAIL--1.8%
Spiegal Inc.,
  5.80%, 11/6/95 .........................        3.400,000            3,397,261
                                                 ----------           ----------
TRADING COMPANY--7.4%
Mitsubishi International Corp.,
  5.74%, 11/10/95 ........................       6,000,000             5,991,390
Mitsui & Co., (USA) Inc.,
  5.60%, 3/11/96 .........................       8,000,000             7,836,978
                                                ----------            ----------
                                                                      13,828,368
                                                                      ----------
UTILITIES--6.9%
AT&T Capital Corp.,
  5.73%, 11/14/95 ........................       8,800,000             8,781,791
Elmore Funding L.P.,
  5.72%, 1/11/96 .........................       4,100,000             4,053,747
                                                ----------           -----------
                                                                      12,835,538
                                                                     -----------
Total Short-Term Corporate
  Notes (Cost $172,848,642) ..............                           172,848,642
                                                                     -----------
CERTIFICATES OF DEPOSIT--4.7%
Banco Espirito Santo North
  America Capital Corp.,
  5.8125%, 1/25/96
  (Cost $8,800,000) ......................       8,800,000             8,800,000
                                                                       ---------


Total Investments
  (Cost $181,648,642)(b) .................           97.8%           181,648,642
Other Assets in Excess of Liabilities                 2.2              4,172,890
                                                     ----           ------------
Net Assets ...............................            100%          $185,821,532
                                                     ====           ============

(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.

(b)At October 31, 1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

                                                                            -26-
THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                                  YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------
                                                    1995        1994         1993         1992        1991
                                                  -------     --------     --------     --------    --------

Net asset value, beginning
   of year.........................               $ 1.000     $ 1.0000     $ 1.0000     $ 1.0000    $ 1.0000
                                                  -------     --------     --------     --------    --------
Net investment income..............                 .0573        .0374        .0304        .0424       .0671
Dividends from net
   investment income...............                (.0573)      (.0374)      (.0304)      (.0424)     (.0671)
                                                  -------     --------     --------     --------    --------
Net asset value, end of year.......               $ 1.000     $ 1.0000     $ 1.0000     $ 1.0000    $ 1.0000
                                                  =======     ========     ========     ========    ========
Total Return.......................                  5.9%         3.8%         3.1%         4.3%        6.9%
                                                  =======     ========     ========     ========    ========
Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted)...............              $185,822     $163,170     $126,567     $135,288    $160,898
                                                  =======     ========     ========     ========    ========
  Ratio of expenses to average
     net assets....................                  .29%(i)      .27%         .41%         .25%        .18%
                                                  =======     ========     ========     ========    ========
  Decrease reflected in above
     expense ratios due to
     expense reimbursements
     and management fee
     waivers-Note 3(a).............                  .50%         .50%         .50%         .60%        .63%
                                                  =======     ========     ========     ========    ========
  Ratio of net investment
     income to average net
     assets........................                 5.73%        3.78%        3.04%        4.30%       6.76%
                                                  =======     ========     ========     ========    ========

(i) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 0.27%.

                       See Notes to Financial Statements.

                                                                            -27-
THE ALGER FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except per share amounts) October 31, 1995

                                                               SMALL                         CAPITAL
                                                             CAPITAL-              MIDCAP    APPRE-      MONEY
                                                  GROWTH      IZATION   BALANCED   GROWTH    CIATION    MARKET
                                                PORTFOLIO   PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
                                                ---------    ---------  --------- --------- ---------  ---------

ASSETS:
 Investments in securities, at value
   (identified cost*)-see accompany-
   ing schedules of investments .........       $153,664    $461,467    $5,862    $54,227   $34,387   $181,649
Cash ....................................             70       2,957        18        127       695        260
Receivable for investment
   securities sold.......................             --       6,160        35        531       521         --
Receivable for shares of beneficial
    interest sold........................          1,984       3,294       371        817       799      5,029
Dividends and interest
   receivable............................             50          31        27          2        --         80
Prepaid expenses and other assets........             16          35         5          5         5          8
                                                 -------     -------     -----     ------    ------    -------
    Total Assets.........................        155,784     473,944     6,318     55,709    36,407    187,026
                                                 -------     -------     -----     ------    ------    -------
LIABILITIES:
Payable for investment
   securities purchased..................          1,142       6,794        73        321     1,795         --
Payable for shares of beneficial
   interest redeemed.....................             41       2,461        --      1,244       872      1,044
Interest payable.........................             --          --        --         --         4         --
Accrued investment management fees.......             96         341         4         35        23         --
Accrued distribution fees ...............             96         301         4         33        20         --
Accrued shareholder servicing fees.......             32         100         1         11         7         --
Dividends payable-Note 2(c)..............             --          --        --         --        --         20
Accrued expenses.........................             93         229        22         49        46        140
                                                --------    --------    ------    -------   -------   --------
    Total Liabilities....................          1,500      10,226       104      1,693     2,767      1,204
                                                --------    --------    ------    -------   -------   --------
NET ASSETS .............................        $154,284    $463,718    $6,214    $54,016   $33,640   $185,822
                                                ========    ========    ======    =======   =======   ========
Net Assets Consist of:
   Paid-in capital.......................       $115,263    $286,504    $5,284    $40,563   $31,375   $185,872
  Undistributed net investment
     income (accumulated loss)...........         (2,406)    (17,471)      (55)      (817)     (373)        --
  Undistributed net realized
     gain (accumulated loss).............         12,118      37,256       130      4,556     1,481        (50)
  Net unrealized appreciation............         29,309     157,429       855      9,714     1,157         --
                                                --------    --------    ------    -------   -------   --------
NET ASSETS ..............................       $154,284    $463,718    $6,214    $54,016   $33,640   $185,822
                                                ========    ========    ======    =======   =======   ========
Shares of beneficial interest
   outstanding-Note 6....................         16,442      41,675       457      2,853     1,806    185,872
                                                ========    ========    ======    =======   =======   ========
NET ASSET VALUE PER SHARE................          $9.38     $ 11.13    $13.59     $18.94    $18.62      $1.00
                                                ========    ========    ======    =======   =======   ========
*Identified cost........................        $124,355    $304,038    $5,007    $44,513   $33,230   $181,649
                                                ========    ========    ======    =======   =======   ========


                       See Notes to Financial Statements.

                                                                            -28-
THE ALGER FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended October 31, 1995

                                                               SMALL                         CAPITAL
                                                             CAPITAL-              MIDCAP     APPRE-     MONEY
                                                  GROWTH     IZATION    BALANCED   GROWTH    CIATION     MARKET
                                                PORTFOLIO   PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO*  PORTFOLIO
                                                ---------   ---------  --------- ---------  ----------  ---------
INVESTMENT INCOME:
Income:
  Dividends .............................         $  714    $    379    $   13    $    61    $   17     $   --
  Interest ..............................            332         912        98        132        20      9,961
                                                 -------    --------    ------    -------    ------     ------
  Total Income...........................          1,046       1,291       111        193        37      9,961
Expenses:
  Management fees-Note 3(a)..............            760       3,118        27        244        77        830
  Distribution fees-Note 3(b)............            760       2,751        27        229        68         --
  Shareholder servicing fees-Note 3(f)...            253         917         9         76        23         --
  Interest on line of credit
     utilized-Note 5                                  --          --        --         --        25         --
  Custodian fees.........................             33          51         5         14        13         38
  Transfer agent fees and
     expenses-Note 3(e)..................            197         696        14         79        52        322
  Professional fees......................             35          37        20         32        20         18
  Trustees' fees.........................              5           5         5          5         5          5
  Registration fees......................             37          42        17         30        32         51
  Miscellaneous..........................             40         139         4         20         6         42
                                                 -------    --------    ------    -------    ------     ------
                                                   2,120       7,756       128        729       321      1,306
Less, earnings credits-Note 2(e).........            (27)        (32)       (3)       (14)      (11)       (22)
Less, expense reimbursements and fee waivers-
     Note 3(a)...........................             --          --        (9)        --        --       (830)
  Total net expenses.....................          2,093       7,724       116        715       310        454
                                                 -------    --------    ------    -------    ------     ------
NET INVESTMENT
   INCOME (LOSS).........................         (1,047)     (6,433)       (5)      (522)     (273)     9,507
                                                 -------    --------    ------    -------    ------     ------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments..         11,826      32,765       215      4,286     1,551        (20)
Net change in unrealized appreciation
  on investments.........................         22,002     114,070       644      8,407       826         --
                                                 -------    --------    ------    -------    ------     ------
Net realized and unrealized
  gain (loss) on investments.............         33,828     146,835       859     12,693     2,377        (20)
                                                 -------    --------    ------    -------    ------     ------
  NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS...........        $32,781    $140,402    $  854    $12,171    $2,104     $9,487
                                                 =======    ========    ======    =======    ======     ======

*Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged AllCap Portfolio.

                       See Notes to Financial Statements.

                                                                            -29-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO* STATEMENT OF CASH FLOWS (in thousands)
For the year ended October 31, 1995

Increase (decrease) in Cash:
  Cash flows from
  operating activities:
    Dividends received ...........................................         $ 17
    Interest received ............................................           20
    Interest paid ................................................          (21)
    Operating expenses paid ......................................         (207)
    Purchase of investment securities ............................      (45,802)
    Purchase of short-term securities, net .......................       (1,548)
    Proceeds from disposition of investment securities ...........       19,629
    Other                                                                     5
                                                                       --------
        Net cash used in operating activities ....................      (27,907)
                                                                       --------
Cash flows from financing activities:
    Proceeds from shares sold ....................................       38,186
    Payments on shares redeemed ..................................       (8,948)
    Repayment of bank borrowings .................................         (651)
                                                                       --------
          Net cash provided by financing activities ..............       28,587
                                                                       --------
Net increase in cash                                                        680
Cash--beginning of year ..........................................           15
Cash--end of year ................................................        $ 695
                                                                       ========
Reconciliation  of net  increase  in net  assets
 to net cash  used in  operating activities:
      Net increase in net assets resulting from operations .......      $ 2,104
      Increase in investments in securities                             (28,930)
      Increase in receivable for investment securities sold ......         (521)
      Increase in payable for investment securities purchased ....        1,729
      Net realized gain ..........................................       (1,552)
      Net increase in unrealized appreciation ....................         (826)
      Increase in accrued expenses and other liabilities .........           81
      Net decrease in other assets ...............................            8
                                                                       --------
          Net cash used in operating activities ..................     $(27,907)
                                                                       ========

*Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged AllCap Portfolio.

                       See Notes to Financial Statements.

                                                                            -30-
THE ALGER FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the year ended October 31, 1995

                                                             SMALL                          CAPITAL
                                                            CAPITAL-              MIDCAP     APPRE-      MONEY
                                                GROWTH      IZATION    BALANCED   GROWTH     CIATION     MARKET
                                               PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO*  PORTFOLIO
                                               ---------   ---------  ---------  ---------  ----------  ---------
Net investment income (loss)............       $  (1,047)  $ (6,433)   $    (5)  $   (522)  $  (273)    $ 9,507
Net realized gain (loss)
   on investments........................         11,826     32,765        215      4,286     1,551         (20)
Net change in unrealized appreciation
   on investments........................         22,002    114,070        644      8,407       826          --
                                                --------   --------     ------    -------   -------    --------
    Net increase in net assets
       resulting from operations.........         32,781    140,402        854     12,171     2,104       9,487
Dividends to shareholders:
  Net investment income..................             --         --         --         --        --      (9,507)
  Net realized gains....................          (1,768)      (170)        --         --        --          --
Net increase from
   shares of beneficial interest
   transactions-Note 6...................         46,881     28,596      2,287     23,329    29,167      22,672
                                                --------   --------     ------    -------   -------    --------

      Total increase.....................         77,894    168,828      3,141     35,500    31,271      22,652
Net Assets:
   Beginning of period ..................         76,390    294,890      3,073     18,516     2,369     163,170
                                                --------   --------     ------    -------   -------    --------
  End of period..........................       $154,284   $463,718     $6,214    $54,016   $33,640    $185,822
                                                ========   ========     ======    =======   =======    ========
Undistributed net investment
   income (accumulated loss)............        $ (2,406)  $(17,471)    $  (55)   $  (817)  $  (373)   $     --
                                                ========   ========     ======    =======   =======    ========

                       See Notes to Financial Statements.

THE ALGER FUND
STATEMENTS  OF CHANGES IN NET ASSETS (in  thousands)
For the year ended October 31, 1994

                                                               SMALL                         CAPITAL
                                                             CAPITAL-              MIDCAP     APPRE-      MONEY
                                                  GROWTH     IZATION    BALANCED   GROWTH     CIATION     MARKET
                                                 PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO*  PORTFOLIO
                                                 ---------  ---------  ---------  ---------  ----------  ---------
Net investment income (loss)............          $ (595)   $ (4,194)    $ (14)    $ (267)    $  (100)    $ 5,377
Net realized gain (loss)
   on investments........................          1,641          47       (85)       242         (70)        (19)
Net change in unrealized appreciation
   (depreciation) on investments.........            789       1,079       (50)       845         331          --
                                                 -------    --------    ------    -------      ------    --------

    Net increase (decrease) in net
       assets resulting from operations..          1,835      (3,068)     (149)       820         161       5,358
Dividends to shareholders:
  Net investment income..................             --          --        --         --          --      (5,377)
  Net realized gains....................          (3,909)    (30,622)      (28)      (111)         --          --
Net increase from shares of beneficial
   interest transactions-Note 6..........         40,476      28,472       125     13,971      2,208      36,622
                                                 -------    --------    ------    -------      ------    --------
      Total increase (decrease)..........         38,402      (5,218)      (52)    14,680       2,369      36,603
Net Assets:
   Beginning of year.....................         37,988     300,108     3,125      3,836          --     126,567
                                                 -------    --------    ------    -------      ------    --------
  End of year............................        $76,390    $294,890    $3,073    $18,516      $2,369    $163,170
                                                 =======    ========    ======    =======      ======    ========
Undistributed net investment
   income (accumulated loss)............         $(1,359)  $ (11,038)    $ (50)   $  (295)    $  (100)       $--
                                                 =======    ========    ======    =======      ======   ========

*Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged AllCap Portfolio.

                       See Notes to Financial Statements

                                                                            -31-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1- General:

     The Alger Fund (the "Fund") is a diversified, open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six classes of shares of beneficial interest--Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth
Portfolio, Capital Appreciation Portfolio and Money Market Portfolio (the "Portfolios"). Prior to March 27, 1995, the Capital Appreciation Portfolio was known as the Leveraged AllCap Portfolio. The Income and Growth Portfolio was liquidated in May 1995, pursuant to a plan of liquidation approved by the Board of Trustees and the shareholders.

NOTE 2- Significant Accounting Policies:

(a) INVESTMENT VALUATION: Investments of the Portfolios, other than the Money Market Portfolio, are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

     Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

     The investments of the Money Market Portfolio, and short-term securities held by the other Portfolios having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date. The Money Market Portfolio declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Portfolios are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

(d) FEDERAL INCOME TAXES: It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. To the extent a Portfolio maintains such compliance, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At October 31, 1995, the net capital loss carryforwards of the Money Market Portfolio which may be used to offset future net realized gains was approximately $50,000, and expires between 1996 and 2003.

(e) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them. The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

                                                                            -32-
NOTE 3- Investment Management Fees and Other Transactions with Affiliates:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of Investment Management Agreements (the "Agreements") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

  Growth Portfolio............................  .75%
  Small Capitalization Portfolio..............  .85
  Balanced Portfolio..........................  .75
  MidCap Growth Portfolio.....................  .80
  Capital Appreciation Portfolio..............  .85
  Money Market Portfolio......................  .50

     The Agreements further provide that if in any fiscal year the aggregate expenses of any Portfolio, excluding interest, taxes, brokerage commissions, distribution fees and extraordinary expenses, exceed the expense limitation of any state securities laws having jurisdiction over a Portfolio, Alger Management will reimburse that Portfolio for the excess expense to the extent required by such state laws. During the year ended October 31, 1995, Alger Management reimbursed the Balanced Portfolio $8,668, pursuant to the state expense limitation applicable to that Portfolio.

     With respect to the Money Market Portfolio, Alger Management undertook to waive its management fee of $829,603 for the year ended October 31, 1995. Alger Management has undertaken to waive its fee through December 31, 1995 at which time Alger Management may extend this undertaking in whole or in part.

(b) DISTRIBUTION FEES: The Fund has adopted an Amended and Restated Plan of Distribution pursuant to which each Portfolio, other than the Money Market Portfolio, has agreed to reimburse Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), for costs and expenses incurred by the Distributor in connection with advertising and marketing shares of the Fund's Portfolios. The distribution fee is not to exceed .75% of the average daily net assets of each of the designated Portfolios. If in any month, the costs incurred by the Distributor are in excess of the distribution fees charged to the Portfolios, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 1995, such excess carried forward was approximately $5,561,000, $10,680,000, $118,000, $1,034,000 and
$533,000 for the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, and the Capital Appreciation Portfolio, respectively. Contingent deferred sales charges imposed on redemptions will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below. The Distributor has entered into arrangements with broker/dealers for the sale of shares of certain of the Fund's Portfolios. In connection with these arrangements, the Distributor has agreed to pay these broker/dealers, with respect to the shares sold, from its distribution fee received from the Portfolios.

(c) CONTINGENT DEFERRED SALES CHARGE: A contingent deferred sales charge is imposed if an investor redeems an amount which causes the current value of the investor's account of any Portfolio to fall below the total dollar amount of investments made during the past six years, except that no sales charge is imposed on the amount of the investment redeemed which is attributable to reinvested dividends or capital gain distributions or is derived from increases in the value of the investor's account above the amount invested during the past six years. The amount of the charge is 5% of the purchase payment for redemptions made in the first year. For redemptions made in the second, third, fourth, fifth and sixth years, the amount of the charge is 4%, 3%, 2%, 2% and 1%, respectively. In addition, no charge is imposed on the redemption of shares of the Money Market Portfolio, except for redemptions of shares acquired in exchange for shares of the other Portfolios. Any sales charges imposed on redemptions are paid to the Distributor. During the year ended October 31, 1995, such charges amounted to approximately $1,385,000.

(d) BROKERAGE COMMISSIONS: During the year ended October 31, 1995, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio paid the Distributor commissions of $301,536, $373,332, $6,782, $93,354 and $24,442,
respectively, in connection with securities transactions.

(e) TRANSFER AGENT FEES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1995, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio incurred fees of $151,445, $513,340, $10,600, $64,932, $39,504 and $209,765, respectively, for services provided by Alger Services. In addition, during the year ended October 31, 1995, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio reimbursed Alger Services $45,050, $182,160, $3,710, $13,525, $12,145 and $112,543, respectively, for transfer agent related expenses paid by Alger Services on behalf of the Portfolios.

(f) SHAREHOLDER SERVICING FEES: The Fund has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Portfolio other than the Money Market Portfolio with ongoing servicing of shareholder accounts. As compensation for such services, each designated Portfolio pays the Distributor a monthly fee at an annual rate equal to .25% of the Portfolios' average daily net assets.

(g) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services. At October 31, 1995, Alger Management and its affiliates owned 705,834 shares, 736,184 shares, 101,546 shares, 211,677 shares, 100,001 shares and 1,322,487 shares of the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, and the Money Market Portfolio, respectively.

NOTE 4- Securities Transactions:
     The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 1995:

                              PURCHASES        SALES
                            ------------   ------------
Growth Portfolio.........   $147,174,071   $114,517,379
Small Capitalization
  Portfolio..............    371,516,614    341,726,870
Balanced Portfolio.......      4,654,434      2,838,541
MidCap Growth
  Portfolio..............     54,595,775     35,368,745
Capital Appreciation
  Portfolio..............     47,526,708     20,149,187

NOTE 5- Short-Term Borrowings:
     The Capital Appreciation Portfolio has a line of credit with a bank whereby it may borrow up to 1/3 of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. For the year ended October 31, 1995, the Portfolio had borrowings which averaged $293,153 at a weighted average interest rate of 8.69%.

                                                                            -34-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6- Share Capital:
The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which were divided into different classes of shares during the year ended October 31, 1995. Transactions of shares of beneficial interest were as follows:

                                               FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                OCTOBER 31, 1995                       OCTOBER 31, 1994
                                           SHARES              AMOUNT             SHARES              AMOUNT
                                          ----------       ------------         ----------        ------------
Alger Growth Portfolio*
    Shares sold.................          14,201,363       $ 76,768,669          7,653,918        $ 52,802,599
    Dividends reinvested........             266,844          1,726,486            559,827           3,806,820
                                         -----------       ------------        -----------        ------------
                                          14,468,207          78,495,155          8,213,745         56,609,419
    Shares redeemed.............          (1,678,400)       (31,613,563)        (2,369,604)        (16,133,616)
                                         -----------       ------------        -----------        ------------
    Net increase................          12,789,807       $ 46,881,592          5,844,141        $ 40,475,803
                                         ===========       ============        ===========        ============
Alger Small Capitalization Portfolio*
    Shares sold.................          42,344,546       $322,359,498         20,307,321        $149,953,791
    Dividends reinvested........              22,836            161,233          3,902,973          29,168,225
                                         -----------       ------------        -----------        ------------
                                          42,367,382        322,520,731         24,210,294        179,122,016
    Shares redeemed.............         (13,590,168)      (293,925,307)       (20,213,790)       (150,649,904)
                                         -----------       ------------        -----------        ------------
    Net increase................          28,777,214       $ 28,595,424          3,996,504        $ 28,472,112
                                         ===========       ============        ===========        ============
Alger Balanced Portfolio
    Shares sold.................             274,506       $  3,523,634            156,133        $  1,697,838
    Dividends reinvested........                  --                 --              2,549              27,938
                                         -----------       ------------        -----------        ------------
                                             274,506          3,523,634            158,682          1,725,776
    Shares redeemed.............            (105,829)        (1,237,116)          (149,768)         (1,600,522)
                                         -----------       ------------        -----------        ------------
    Net increase................             168,677       $  2,286,518              8,914        $    125,254
                                         ===========       ============        ===========        ============
Alger MidCap Growth Portfolio
    Shares sold.................           2,932,971       $ 47,462,566          1,383,145        $ 16,842,733
    Dividends reinvested........                  --                 --              8,710             105,566
                                         -----------       ------------        -----------        ------------
                                           2,932,971         47,462,566          1,391,855          16,948,299
    Shares redeemed.............          (1,530,303)       (24,133,228)          (249,243)         (2,977,761)
                                         -----------       ------------        -----------        ------------
    Net increase................           1,402,668       $ 23,329,338          1,142,612        $ 13,970,538
                                         ===========       ============        ===========        ============
Alger Capital Appreciation Portfolio
    Shares sold.................           2,155,985       $ 38,975,452            403,937        $  4,150,543
    Shares redeemed.............            (562,915)        (9,808,970)          (190,793)         (1,942,219)
                                         -----------       ------------        -----------        ------------
    Net increase................           1,593,070       $ 29,166,482            213,144        $  2,208,324
                                         ===========       ============        ===========        ============
Alger Money Market Portfolio
    Shares sold.................         354,232,048       $354,232,048        245,130,350        $245,130,350
    Dividends reinvested........           9,136,546          9,136,546          5,201,659           5,201,659
                                         -----------       ------------        -----------        ------------
                                         363,368,594         363,368,594        250,332,009        250,332,009
    Shares redeemed.............        (340,696,846)      (340,696,846)      (213,710,015)       (213,710,015)
                                         -----------       ------------        -----------        ------------
    Net increase................          22,671,748       $ 22,671,748         36,621,994        $ 36,621,994
                                         ===========       ============        ===========        ============

* Adjusted to reflect the effect of a 3 for 1 stock split which occurred on September 27, 1995.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
  Board of Trustees of The Alger Fund:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Fund (a Massachusetts business trust comprising, respectively, the Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio and Money Market Portfolio) as of October 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Fund as of October 31, 1995, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP



New York, New York
December 14, 1995

The Alger Fund
75 Maiden Lane
New York, N.Y. 10038
(800) 992-3863
--------------------------------------------------------------------------------
Board of Trustees
--------------------------------------------------------------------------------
Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------------------------------------------
Investment Manager
--------------------------------------------------------------------------------
Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
--------------------------------------------------------------------------------
Distributor
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
Custodian
NatWest Bank National Association
10 Exchange Place
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
Transfer Agent
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
Independent Public Accountants
Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105
--------------------------------------------------------------------------------
This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities. For details thereof and other material information, see the Prospectus. Past performance does not guarantee future results. Investment return and principal will fluctuate, and the Portfolios' shares, when redeemed, may be worth more or less than the original cost. Maximum contingent deferred sales charge is 5% on redemptions during the first year, and declines to 0% after six years. This communication must be accompanied or preceded by a current Alger Fund Prospectus. A3105

                                 THE ALGER FUND
                      MEETING THE CHALLENGE OF INVESTMENT


                             ALGER GROWTH PORTFOLIO
                      ALGER SMALL CAPITALIZATION PORTFOLIO
                            ALGER BALANCED PORTFOLIO
                          ALGER MIDCAP GROWTH PORTFOLIO
                      ALGER CAPITAL APPRECIATION PORTFOLIO
                          ALGER MONEY MARKET PORTFOLIO
                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 1995